UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) October 26, 2015

Microsoft Corporation

(Exact Name of Registrant as Specified in Its Charter)

Washington

(State or Other Jurisdiction of Incorporation)

0-14278	91-1144442
(Commission File Number)	(IRS Employer Identification No.)

One Microsoft Way, Redmond, Washington	98052-6399
(Address of Principal Executive Offices)	(Zip Code)

(425) 882-8080

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

Microsoft Corporation (the “Company”) is filing this Current Report on Form 8-K to recast certain previously reported amounts to conform with the segment reporting changes made in connection with realignment of our organization structure, with respect to the financial information contained in our Annual Report on Form 10-K for the year ended June 30, 2015 (“2015 Form 10-K”).

In June 2015, we announced a change in organizational structure as part of our transformation in the mobile-first, cloud-first world. During the first quarter of fiscal year 2016, the Company’s chief operating decision maker requested changes in the information that he regularly reviews for purposes of allocating resources and assessing performance. As a result, beginning in fiscal year 2016, we report our financial performance based on our new segments – Productivity and Business Processes, Intelligent Cloud, and More Personal Computing – and analyze operating income as the measure of segment profitability. We provided a brief description of the new reporting structure in a press release issued on September 28, 2015, followed by a more comprehensive summary of the effects of these changes, including the impact on the Company’s historical segment results for fiscal years 2015 and 2014, in a Form 8-K filed on September 29, 2015.

The rules of the Securities and Exchange Commission require that when a registrant prepares, on or after the date a registrant reports an accounting change such as the change noted above, a new registration, proxy or information statement (or amends a previously filed registration, proxy, or information statement) that includes or incorporates by reference financial statements, the registrant must recast the prior period financial statements included or incorporated by reference in the registration, proxy or information statement to reflect these types of changes. Accordingly, the Company is filing this Form 8-K to recast our consolidated financial statements for each of the three years in the period ended June 30, 2015, to reflect the changes in segment reporting as described above. The updates do not represent a restatement of previously issued financial statements. The recast information of Items contained in the Company’s 2015 Form 10-K is presented in Exhibits 99.1, 99.2 and 99.3 to this Form 8-K.

The information included in this Form 8-K is presented for informational purposes only in connection with the reporting changes described above and does not amend or restate our audited consolidated financial statements, which were included in our 2015 Form 10-K. This Form 8-K does not reflect events occurring after we filed our 2015 Form 10-K and does not modify or update the disclosures therein in any way, other than to illustrate the realignment of our organizational structure as described above. For developments subsequent to the filing of the 2015 Form 10-K, refer to our Quarterly Report on Form 10-Q for the quarter ended September 30, 2015.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits. The following exhibits are filed with this document.

Exhibit Number	Description

23.1	Consent of Independent Registered Public Accounting Firm

99.1

Updates, where applicable, to Part I, Item 1. Business, from Microsoft’s Annual Report on Form 10-K for the year ended June 30, 2015, as filed with the Securities and Exchange Commission on July 31, 2015

99.2

Updates, where applicable, to Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations, from Microsoft’s Annual Report on Form 10-K for the year ended June 30, 2015, as filed with the Securities and Exchange Commission on July 31, 2015

99.3

Updated Part II, Item 8. Financial Statements and Supplementary Data, from Microsoft’s Annual Report on Form 10-K for the year ended June 30, 2015, as filed with the Securities and Exchange Commission on July 31, 2015

101.INS	XBRL Instance Document

101.SCH	XBRL Taxonomy Extension Schema

101.CAL	XBRL Taxonomy Extension Calculation Linkbase

101.DEF	XBRL Taxonomy Extension Definition Linkbase

101.LAB	XBRL Taxonomy Extension Label Linkbase

101.PRE	XBRL Taxonomy Extension Presentation Linkbase

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICROSOFT CORPORATION (Registrant)

Date: October 26, 2015	/S/ FRANK H. BROD
Frank H. Brod
Corporate Vice President, Finance and Administration; Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number	Description

23.1	Consent of Independent Registered Public Accounting Firm

99.1

Updates, where applicable, to Part I, Item 1. Business, from Microsoft’s Annual Report on Form 10-K for the year ended June 30, 2015, as filed with the Securities and Exchange Commission on July 31, 2015

99.2

Updates, where applicable, to Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations, from Microsoft’s Annual Report on Form 10-K for the year ended June 30, 2015, as filed with the Securities and Exchange Commission on July 31, 2015

99.3

Updated Part II, Item 8. Financial Statements and Supplementary Data, from Microsoft’s Annual Report on Form 10-K for the year ended June 30, 2015, as filed with the Securities and Exchange Commission on July 31, 2015

101.INS	XBRL Instance Document

101.SCH	XBRL Taxonomy Extension Schema

101.CAL	XBRL Taxonomy Extension Calculation Linkbase

101.DEF	XBRL Taxonomy Extension Definition Linkbase

101.LAB	XBRL Taxonomy Extension Label Linkbase

101.PRE	XBRL Taxonomy Extension Presentation Linkbase